EXHIBIT 32.2

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of FelCor Lodging Limited Partnership (the “Company”) on Form 10-Q for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ross H. Bierkan, President and Chief Executive Officer of the Company, and I, Leslie D. Hale, Executive Vice President and Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FELCOR LODGING LIMITED PARTNERSHIP
By: Rangers General Partner, LLC, its General Partner

Dated: August 9, 2018	/s/ ROSS H. BIERKAN
Ross H. Bierkan
President and Chief Executive Officer

/s/ LESLIE D. HALE
Leslie D. Hale
Executive Vice President and Chief Financial Officer